UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 16, 2012

ROWAN COMPANIES plc
(Exact name of registrant as specified in its charter)

Commission File Number: 1-5491

England and Wales	98-1023315
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450
Houston, Texas 77056-6189
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

Rowan Companies plc (the “Company”) is filing this Current Report on Form 8-K in connection with the filing with the Securities and Exchange Commission (“SEC”) of a shelf registration statement relating to securities that may be offered from time to time, by the Company or Rowan Companies, Inc. (“Rowan Delaware”), for the purpose of adding Note 10 to Rowan Delaware’s unaudited condensed consolidated financial statements included in Part I, Item 1 of Rowan Delaware’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the SEC on May 2, 2012 (the “Quarterly Report”).

The Company is providing the additional note to the financial statements to provide condensed consolidating financial information in accordance with Rule 3-10 of Regulation S-X because the debt securities offered by the Company or Rowan Delaware may be fully and unconditionally guaranteed by the Company or certain of its wholly owned subsidiaries, including Rowan Delaware.  To reflect the addition of Note 10 to the financial statements, Part I, Item 1 of the Quarterly Report is being amended in its entirety and is attached as Exhibit 99 hereto and incorporated by reference.

Because this Current Report is being filed only for the purpose described above and only affects the Item specified above, the other information contained in the Quarterly Report remains unchanged.  No attempt has been made in this Current Report nor Exhibit 99, to modify or update disclosures in the Quarterly Report, except with respect to the addition of Note 10 described above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99	Update to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, of Rowan Companies, Inc.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Rowan Companies plc

                       By: __/s/ William H. Wells_____________
                       William H. Wells
                       Senior Vice President – CFO and Treasurer
                       (Principal Financial Officer)

Dated: May 16, 2012

Index to Exhibits

Exhibit Number	Description
99	Update to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 of Rowan Companies, Inc.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.